ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY
      (A Specialized Small Business Investment Company Licensed by the SBA)

                        CONSOLIDATED FINANCIAL STATEMENTS

                   For the Years Ended June 30, 1997 and 1996

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY


                                    CONTENTS



                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                1-2


CONSOLIDATED FINANCIAL STATEMENTS

    Balance Sheets                                                          3-4
    Statements of Income                                                      5
    Statements of Stockholders' Equity                                        6
    Statements of Cash Flows                                                7-8
    Schedule of Loans as of June 30, 1997                                     9


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                10-20

                              Marcum & Kliegman LLP
                              ---------------------
                   Certified Public Accountants & Consultants
     A Limited Liability Partnership Consisting of Professional Corporations


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Elk Associates Funding Corporation and Subsidiary
(A Specialized Small Business Investment Company Licensed by the SBA)

We have audited the accompanying consolidated balance sheet of Elk Associates Funding Corporation and Subsidiary as of June 30 1997, including the schedule of loans, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and schedule present fairly, in all material respects, the financial position of Elk Associates Funding Corporation and Subsidiary as of June 30, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

As explained in Note 1, the consolidated financial statements include loans valued at $32,924,206 as of June 30, 1997, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.

           130 Crossways Park Drive o Woodbury, New York 11797-2027 o
                       Tel 516-390-1000 o Fax 516-390-1001
           Woodbury                  New York               Greenwich

The consolidated balance sheet of Elk Associates Funding Corporation and Subsidiary as of June 30, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended were audited by other auditors, whose report dated August 2, 1996, expressed an unqualified opinion on those financial statements and included an explanatory paragraph regarding the possible effect on the consolidated financial statements of the valuation of loans determined by the Board of Directors.



August 15, 1997

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                             June 30, 1997 and 1996



                                     ASSETS
                                     ------

                                                      1997             1996
                                                  ------------     ------------

Loans receivable                                  $ 33,249,206     $ 24,141,421
Less: allowance for loan losses                       (325,000)        (301,000)
                                                  ------------     ------------

                                                    32,924,206       23,840,421

Cash                                                 1,853,032        1,072,783
Accrued interest receivable                            408,165          294,087
Assets acquired in satisfaction of loans               581,810          426,922
Receivables from debtors on sales of
 assets acquired in satisfaction of loans              488,493          525,290
Equity securities                                      436,181          234,900
Furniture, fixtures and leasehold
  improvements - At cost, less accumulated
  depreciation of $201,606 and $171,343,
   respectively                                         90,214          101,948
Prepaid expenses and other assets                      243,920          224,835
                                                  ------------     ------------


     TOTAL ASSETS                                 $ 37,026,021     $ 26,721,186
                                                  ============     ============



   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                             June 30, 1997 and 1996



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                1997          1996
                                                            -----------   -----------
LIABILITIES
-----------
  Debentures payable to SBA                                 $ 8,880,000   $ 8,858,000
  Notes payable to banks                                     16,820,000     6,625,000
  Accrued expenses and other liabilities                        112,005       140,898
  Accrued interest payable                                      181,248       196,453
                                                            -----------   -----------


     TOTAL LIABILITIES                                       25,993,253    15,820,351
                                                            -----------   -----------


COMMITMENTS AND CONTINGENCIES
-----------------------------


STOCKHOLDERS' EQUITY
--------------------
  Series A, 3 percent cumulative preferred stock, $10 par
   value, 547,271 shares authorized, none outstanding               -0-           -0-
  Series B, 4 percent cumulative preferred stock, $10 par
   value, 752,729 shares authorized, none outstanding               -0-           -0-
  Common stock, $.01 par value - 2,000,000 shares
   authorized; 1,283,600 shares issued and outstanding           12,836        12,836
  Additional paid-in-capital                                  8,890,993     8,179,545
  Restricted capital                                          1,679,820     2,391,268
  Retained earnings                                             365,878       317,186
  Restricted retained earnings                                   25,000           -0-
  Unrealized gain on equity securities                           58,241           -0-
                                                            -----------   -----------


     TOTAL STOCKHOLDERS' EQUITY                              11,032,768    10,900,835


     TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                                 $37,026,021   $26,721,186
                                                            ===========   ===========




   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

                   For the Years Ended June 30, 1997 and 1996


                                                                     1997           1996
                                                                 -----------    -----------
INVESTMENT INCOME
-----------------
  Interest on loans receivable                                   $ 3,660,825    $ 2,751,196
  Fees and other income                                              374,088        333,216
                                                                 -----------    -----------


     TOTAL INVESTMENT INCOME                                       4,034,913      3,084,412
                                                                 -----------    -----------

OPERATING EXPENSES
------------------
  Interest                                                         1,582,700      1,105,993
  Management fees                                                        -0-        210,000
  Salaries and employee benefits                                     469,060        220,476
  Legal fees                                                         307,127        186,023
  Miscellaneous administrative expenses                              604,347        468,606
  Loss (gain) on assets acquired in satisfaction of loans, net         8,923        (44,292)
  Directors' fee                                                      27,500         23,400
                                                                 -----------    -----------

     TOTAL OPERATING EXPENSES                                      2,999,657      2,170,206
                                                                 -----------    -----------

     OPERATING INCOME                                              1,035,256        914,206
                                                                 -----------    -----------

OTHER INCOME (EXPENSES)
-----------------------
  Gain on sale of security                                            25,000            -0-
  Net loss from rental activities                                    (11,233)           -0-
                                                                 -----------    -----------

     TOTAL OTHER INCOME                                               13,767            -0-
                                                                 -----------    -----------

     NET INCOME BEFORE INCOME TAXES                                1,049,023        914,206

INCOME TAXES                                                          28,676          5,945
------------                                                     -----------    -----------

     NET INCOME                                                  $ 1,020,347    $   908,261
                                                                 ===========    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                                1,283,600      1,247,120
                                                                 ===========    ===========

NET INCOME PER COMMON SHARE                                      $      0.79    $      0.73
                                                                 ===========    ===========



   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                   For the Years Ended June 30, 1997 and 1996

                                                                              Series A           Series B
                                         Shares of        Preferred          Preferred           Shares of              Common
                                         Preferred        Stock - 3%         Stock - 4%           Common                 Stock
                                           Stock          Cumulative         Cumulative            Stock               $0.1 Par
                                        Outstanding        $10 Par            $10 Par            Outstanding             Value
                                        -----------       ----------         ---------           -----------           ---------
BALANCE, July 1, 1995                      547,271        $5,472,710             $-0-             1,033,683             $10,337
-------
Proceeds from issuance of
 common stock                                   -0-               -0-             -0-               249,917               2,499
Redemption of preferred
 stock                                    (547,271)       (5,472,710)             -0-                    -0-                 -0-
Capitalization of retained
 earnings                                       -0-               -0-             -0-                    -0-                 -0-
Transfer of restricted
 capital                                        -0-               -0-             -0-                    -0-                 -0-
Dividends paid                                  -0-               -0-             -0-                                        -0-
Net income                                      -0-               -0-             -0-                    -0-                 -0-
                                         ----------       -----------            ----             ----------            --------

BALANCE, June 30, 1996                          -0-               -0-             -0-             1,283,600              12,836
-------
Transfer of restricted
 capital                                        -0-               -0-             -0-                    -0-                 -0-
Dividends paid                                  -0-               -0-             -0-                    -0-                 -0-
Net income                                      -0-               -0-             -0-                    -0-                 -0-
Unrealized gain on equity
 securities                                     -0-               -0-             -0-                    -0-                 -0-
                                         ----------       -----------            ----             ----------            --------

BALANCE, June 30, 1997                          -0-       $       -0-            $-0-             1,283,600             $12,836
-------                                  ==========       ===========            ====             ==========            ========



                                                                                                         Unrealized
                                   Additional                                             Restricted      Gain on
                                    Paid-In            Restricted          Retained        Retained       Equity
                                    Capital             Capital            Earnings        Earnings      Securities       Total
                                   ----------         -----------          ---------      ----------     ----------    -----------
BALANCE, July 1, 1995              $5,480,948         $       -0-          $652,953        $    -0-       $   -0-      $11,616,948
-------
Proceeds from issuance of
 common stock                       1,225,604                 -0-                -0-            -0-            -0-       1,228,103
Redemption of preferred
 stock                                     -0-         3,557,261                 -0-            -0-            -0-      (1,915,449)
Capitalization of retained
 earnings                             307,000                 -0-          (307,000)            -0-            -0-              -0-
Transfer of restricted
 capital                            1,165,993         (1,165,993)                -0-            -0-            -0-              -0-
Dividends paid                             -0-                -0-          (937,028)                                      (937,028)
Net income                                 -0-                -0-           908,261             -0-            -0-         908,261
                                   -----------        -----------          ---------       ---------      ---------    ------------

BALANCE, June 30, 1996              8,179,545          2,391,268            317,186             -0-            -0-      10,900,835
-------
Transfer of restricted
 capital                              711,448           (711,448)                -0-            -0-            -0-              -0-
Dividends paid                             -0-                -0-          (946,655)            -0-            -0-        (946,655)
Net income                                 -0-                -0-           995,347         25,000             -0-       1,020,347
Unrealized gain on equity
 securities                                -0-                -0-                -0-            -0-        58,241           58,241
                                   -----------        -----------          ---------       --------       ---------    -------------

BALANCE, June 30, 1997             $8,890,993         $1,679,820           $365,878        $25,000        $58,241      $11,032,768
-------                            ===========        ===========          =========       ========       =========    =============


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                   For the Years Ended June 30, 1997 and 1996


                                                              1997            1996
                                                          ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
 Net income                                                  1,020,347    $    908,261
                                                          ------------    ------------
 Adjustments to reconcile net income
  to net cash provided by operating activities:
  Depreciation and amortization                                 53,546          25,483
  Gain on sale of security                                     (25,000)            -0-
  Increase in accrued interest receivable                     (114,078)        (53,866)
  Increase in prepaid expenses and other assets                (27,318)        (30,240)
  Decrease in accrued expenses and other liabilities           (28,893)         (6,820)
  (Decrease) increase in accrued interest payable              (15,204)         12,519
                                                          ------------    ------------

     TOTAL ADJUSTMENTS                                        (156,947)        (52,924)
                                                          ------------    ------------

     NET CASH PROVIDED BY OPERATING
      ACTIVITIES                                               863,400         855,337
                                                          ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
  Net change in loans receivable, assets acquired in
   satisfaction of loans and receivables from debtors
   on sales of assets acquired in satisfaction of loans     (9,062,902)       (775,581)
  Payments for building improvements on assets
   acquired in satisfaction of loans                           (13,974)            -0-
  Purchases of equity securities                              (243,040)       (234,900)
  Acquisition of furniture, fixtures and leasehold
   improvements                                                (18,530)        (16,200)
                                                          ------------    ------------

     NET CASH USED IN INVESTING ACTOVITIES                  (9,338,446)     (1,026,681)
                                                          ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
  Proceeds from notes payable to banks                      25,295,000       1,975,000
  Repayments of notes payable to banks                     (15,100,000)       (300,000)
  Payments for loan costs                                      (15,050)            -0-
  Proceeds from debentures payable to SBA                      430,000       2,040,000
  Repayment of debentures payable to SBA                      (408,000)     (1,986,000)
  Proceeds from sale of common stock                               -0-       1,228,103
  Repurchase of preferred stock                                    -0-      (1,915,449)
  Dividends paid                                              (946,655)       (937,028)
                                                          ------------    ------------

     NET CASH PROVIDED BY FINANCING
      ACTIVITIES                                          $  9,255,295    $    104,626
                                                          ------------    ------------


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   For the Years Ended June 30, 1997 and 1996

                                                            1997          1996
                                                        -----------   -----------
 NET INCREASE (DECREASE) IN  CASH                       $   780,249   $   (66,718)


CASH - Beginning                                          1,072,783     1,139,501
----                                                    -----------   -----------


CASH - Ending                                           $ 1,853,032   $ 1,072,783
----                                                    ===========   ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
--------------------------------------------------

Cash paid during the years for:
  Interest                                              $ 1,597,904   $ 1,093,474
  Income taxes                                          $    31,260   $       -0-

Noncash investing and financing activities:
  Conversion of loans to assets acquired in
   satisfaction of loans                                $   140,914   $     9,000

  Exchange of preferred stock for a note resulting in
   a noncash gain of $25,000                            $   125,000   $       -0-

  Unrealized gain on equity securities                  $    58,241   $       -0-

  Transfer of restricted capital                        $   711,448   $ 1,165,993


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                SCHEDULE OF LOANS

                                  June 30, 1997

                                                                                       Maturity
Type of Loan                                    Number             Interest              Dates           Balance
------------                                   of Loans             Rates             (In Months)      Outstanding
                                               --------            --------           -----------      -----------
New York City:
 Taxi medallion                                   117              9.25%-14%             1-119         $17,260,488
 Radio car service                                 60                  1-15%              1-59             369,111


Chicago:
 Taxi medallion                                   325                 12-16%             27-48           9,488,724


Boston:
 Taxi medallion                                    20                 11-14%             39-72           1,029,997


Miami:
 Taxi medallion                                    22                 13.75%           117-120           1,122,471


Other loans:
 Restaurant                                         2               10.5-12%              1-78             273,027
 Gas station/auto repair                            1                    12%              1-48              99,211
 Hairdresser                                        2                    12%                12             144,315
 Car wash                                           1                  11.5%                48             225,103
 Ambulance service                                  1                  10.5%                18              15,623
 Bagel store                                        1                    14%                54              36,132
 Dry cleaner                                        7                 10-13%                66             729,864
 Laundromat                                         1                    15%                35              38,945
 Grocery/deli                                       5              12.50-14%             36-69           1,158,739
 Financial services                                 1                    14%                 1              50,000
 Black car service (real property)                  1                    12%               107             296,090
 Auto sales                                         3              10.50-13%              1-60             731,366
 Registered investment advisor                      1                    14%               108             180,000
                                                  ---                                                  -----------

              Total Loans Receivable              571                                                  $33,249,206
                                                  ===                                                  ===========


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - Organization and Summary of Significant Accounting Policies

     Organization and Principal Business Activity

     Elk Associates Funding Corporation (the "Company"), a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Specialized Small Business Investment Company ("SSBIC") under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940.

     The Company primarily makes loans and investments to persons who qualify under SBA regulations as socially or economically disadvantaged and loans and investments to entities which are at least 50 percent owned by such persons.

     Effective February 21, 1997, the SBA approved the Company's election to provide nondisadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company (see
     Note 11).

     Loans and the Allowance for Loans Losses

     Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Directors' judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans and the differences could be material. Approximately 87% of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

     Accounting Standard for Impairment of Loans

     Pursuant to Statement of Financial Accounting Standards No.114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114"), a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. SFAS 114 generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Accounting Standard for Impairment of Loans, continued

     dependent,   impairment  is  measured  based  on  the  fair  value  of  the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount) the Company recognized an impairment by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company individually evaluates all loans for impairment. See Note 3 for further discussion.

     Loans Receivable

     Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

     Income Taxes

     The Company has elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its shareholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its shareholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1997, the Company intends to make the required distributions to its shareholders in accordance with applicable tax rules.

     Depreciation and Amortization

     Depreciation  and   amortization  of  furniture,   fixtures  and  leasehold
     improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

     Net Income per Share

     Net income per share is determined by dividing net income by the weighted average number of shares outstanding during the period. All net income per share amounts have been restated to give effect to the extinguishment of all cumulative preferred stock dividends in arrears as a result of the preferred stock repurchase discussed in Note 7.

     Loan Costs

     Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. At June 30, 1997, loan costs amounted to $178,241, net of accumulated amortization of $65,750. Amortization expense for the year ended June 30, 1997 is $23,283.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Assets Acquired in Satisfaction of Loans

     Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

     Interest Rate Cap

     At March 20, 1997, the Company was a party to one $5 million notional interest rate cap. This cap was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt, expiring March 20, 1999. The cap provided interest rate protection in the event that the three month LIBOR rate exceeded 6.75 percent. The premium paid for the purchase of this cap was amortized over its life as an adjustment of interest expense. Payments received under this cap would be credited to interest expense.

     Consolidation

     The consolidated financial statements include the accounts of EAF Holding Corporation ("EAF"), a wholly-owned subsidiary of the Company. All intercompany transactions have been eliminated. EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

     Reclassification

     Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements. These reclassifications have no effect on previously reported income.


NOTE 2 - Assets Acquired in Satisfaction of Loans

     During the years ended June 30, 1997 and 1996, the carrying value of Assets Acquired in Satisfaction of Loans increased by additions of approximately $141,000 and $9,000, and decreased by sales and cash payments of approximately $-0- and $424,000 and write-offs of approximately $-0- and $23,000, respectively.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 2 - Assets Acquired in Satisfaction of Loans, continued

     Sales of assets acquired in satisfaction of loans for the years ended June 30, 1997 and 1996, included approximately $0 and $388,000 of real estate and $0 and $36,000 of radio car rights, respectively.

     Receivables from Debtors on Sales of Assets Acquired in Satisfaction of Loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.


NOTE 3 - Loans Receivable

     All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $87,000 and $592,000 at June 30, 1997 and 1996, respectively, which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114. At June 30, 1997 and 1996, approximately $41,000 and $443,000, respectively, of these loans were fully collateralized as to principal and interest. Interest income recorded during the years ended June 30, 1997 and 1996 totaled approximately $3,000 and $83,000, respectively, for such loans.

     The following table sets forth certain information concerning impaired loans as of June 30, 1997 and 1996:


                                                           1997           1996
                                                         --------       --------
Impaired loans with an allowance                         $260,127       $250,543

Impaired loans without an allowance                        41,227        443,143
                                                         --------       --------

Total impaired loans                                     $301,354       $693,686
                                                         ========       ========

Allowance for impaired loans                             $178,000       $154,000
                                                         ========       ========

Average balance of impaired loans                        $497,521       $484,332
                                                         ========       ========

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 3 - Loans Receivable, continued


Transactions in the allowance for loan losses are summarized as follows:

Balance, July 1, 1995                                            $277,000

     Recoveries - net                                              24,000
                                                                ---------

     Balance, June 30, 1996                                       301,000

     Recoveries - net                                              24,000
                                                                ---------

     Balance, June 30, 1997                                      $325,000
                                                                 ========

     At June 30, 1997 and 1996, the Company had commitments to make loans totaling $1,190,282 and $1,987,050, respectively, at interest rates ranging from 9.5% to 16%.


NOTE 4 - Equity Securities

     Equity securities consist of the following as of June 30, 1997:

                          Chicago        Miami     Investment      Dry        Grocery
                          Taxicab       Taxicab     Advisory     Cleaner        and
                         Medallions    Medallions     Firm       Company       Market        Total
                         ----------    ----------  ----------    --------     --------     ---------
Balance, July 1, 1996    $ 200,900     $    -0-     $ 20,000     $ 14,000     $    -0-     $ 234,900

Purchase of securities     121,825       21,215          -0-          -0-      100,000       243,040

Sale of securities             -0-          -0-          -0-          -0-     (100,000)     (100,000)

Unrealized gain             58,241          -0-          -0-          -0-          -0-        58,241
                         ---------     --------     --------     --------     --------     ---------

Balance, June 30, 1997   $ 380,966     $ 21,215     $ 20,000     $ 14,000     $    -0-     $ 436,181
                         =========     ========     ========     ========     ========     =========


     At June 30, 1997, the fair value of the Chicago Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximates cost. At June 30, 1996, the fair value of the equity securities approximated cost.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 5 - Debentures Payable to SBA

     At June 30, 1997 and 1996 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:

                                                     Current                1997                1996
                                                    Effective             Principal           Principal
     Issue Date              Due Date             Interest Rate            Amount              Amount
 ------------------      -----------------        -------------          ----------          -----------
 March 1987              March 1997                  7.125               $      -0-          $  408,000
 September 1993          September 2003              3.12(1)              1,500,000           1,500,000
 September 1993          September 2003              6.12                 2,220,000           2,220,000
 September 1994          September 2003              8.20                 2,690,000           2,690,000
 December 1995           December 2005               6.54                 1,020,000           1,020,000
 June 1996               June 2006                   7.71                 1,020,000           1,020,000
 March 1997              March 2007                  7.38(2)                430,000                  -0-
                                                                         ----------          -----------

                                                                         $8,880,000          $8,858,000
                                                                         ==========          ==========


     (1)  Interest rate increases to 6.12% on September 30, 1998

     (2) The Company is also required to pay an additional annual user fee of 1% on this debenture

     Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.


NOTE 6 - Notes Payable to Banks

     The Company has loan agreements with four banks for lines of credit aggregating $20,000,000. At June 30, 1997, the Company had $16,820,000
     outstanding under these lines. The loans, which mature through November 30, 1997, bear interest based on the banks' prime rates and include certain fees which make the effective rates range from approximately prime minus 1/4% to prime minus 1/2%. Upon maturity, the Company anticipates extending the lines of credit for another year as has been the practice in previous years.

     At June 30, 1996 the Company also had loan agreements with four banks for lines of credit aggregating $14,000,000. At June 30, 1996, the Company had $6,625,000 outstanding under these lines. The loans, which matured through November 30, 1996, beared interest on the banks' prime rates and include certain fees which made the effective rates range from prime to prime minus 1/2%.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 6 - Notes Payable to Banks, continued

     Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit and is required to maintain compensating balances equal to 10% of loan balance outstanding with each individual bank. At June 30, 1997 and 1996, average compensating balances of $1,682,000 and $662,500, respectively, were maintained by the Company in accordance with these agreements.


NOTE 7 - Preferred Stock

     At June 30, 1995, the Company had 547,271 shares of 3 percent preferred stock issued to the SBA. Cumulative dividends not declared or paid as of June 30, 1995 were approximately $533,000. During August 1995, the Company completed the repurchase of all such shares of preferred stock from the SBA pursuant to a preferred stock repurchase agreement dated November 10, 1994. Pursuant to this agreement, the Company repurchased all 547,271 shares of 3 percent cumulative preferred stock from the SBA for $3.50 per share, or an aggregate of $1,915,449. The repurchase price was at a substantial discount to the original issuance price of $10 per share. In connection with the repurchase, all dividends in arrears on the preferred shares were extinguished.

     As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261 which is being amortized over a 60-month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on
     (I) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to the Company's shareholders. The amount restricted under this agreement at June 30, 1997 and 1996 was approximately $1,680,000 and $2,391,000, respectively.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 7 - Preferred Stock, continued

     During 1992, the Company authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA. No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company. Accordingly, the Company does not anticipate being able to sell any of its authorized Series B Cumulative Preferred Stock in the future.


NOTE 8 - Common Stock

     On July 21, 1997, the Company declared a cash dividend of $0.18 per common share, or a total of $231,048, and paid August 4, 1997.

     During September 1995, the Company completed the sale of 249,917 shares of common stock and restricted $307,000 of its 1995 earnings in order to qualify for participation in the SBA's 3 percent Preferred Stock Repurchase Program. Total capital raised during this sale was $1,249,585 less private placement costs of $21,482. These proceeds together with other capital raised in 1994 were used to repurchase the Company's preferred stock held by the SBA (see Note 7).


NOTE 9 - Income Taxes

     The provision for income taxes for the years ended June 30, 1997 and 1996 consists of the following:


                                              1997                1996
                                             -------             ------
     Federal                                 $ 4,568             $2,899
     State and city                           24,108              3,046
                                             -------             ------

                                             $28,676             $5,945
                                             =======             ======


NOTE 10 - Related Party Transactions/Commitments

     Prior to January 1, 1996, the Company was a party to a management agreement with GCG Associates, Inc. ("GCG"), a company that is wholly-owned by the president of the Company, to engage GCG as its investment advisor. The agreement which was approved by the SBA, required that GCG, as advisor, maintain sufficient personnel and pay certain

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 10 - Related Party Transactions/Commitments, continued

     expenses necessary to operate the Company's business, maintain an office on behalf of the Company, collect all loans receivable due from recipients of loans and comply with all official orders of government agencies, including the SBA.

     Subject to the overall control and supervision of the Board of Directors of the Company, the advisor was also responsible for reviewing all loan applications, implementing the lending policies decided upon by the Board of Directors of the Company and investing excess liquid assets of the Company.

     Under the management agreement, the monthly compensation to the advisor was computed as one-twelfth of 2 percent of the total assets of the Company as of the last day of the month immediately preceding such computation, provided that the amount computed thereby shall not in any event exceed one-twelfth of the Company's private invested capital and capitalized retained earnings multiplied by 8 percent (as those terms are defined by SBA regulations) plus one-twelfth of 1 percent of any third-party bank financing outstanding on such date, not to exceed the maximum management fees previously approved by the SBA.

     The management agreement with GCG was terminated on December 31, 1995. Effective January 1, 1996, all salary and employee benefit, occupancy and administrative expenses are paid directly by the Company. These expenses are included in salaries and benefits expense and miscellaneous administrative expenses in the statements of income for the years ended June 30, 1997 and 1996. In addition, $210,000 of management fees were paid in according with this agreement during the period July 1, 1995 to December 31, 1995, the termination date of the agreement.

     Prior to January 1, 1996, the Company paid an annual legal retainer fee for the purposes of providing loan closing services to a firm, certain of whose officers are officers and directors of the Company. Effective January 1, 1996, the legal fee retainer being paid to the above referenced law firm was terminated, and legal services related to New York taxi and black car loan closings are being provided by the officers and employees of the Company. Closing fees related to all other loans are paid by the Company based on a fixed or hourly fee. $43,645 and $102,902 was paid to this law firm during the years ended June 30, 1997 and 1996, respectively, for the services provided. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services.

     The Company rents office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $39,600 for both years ended June 30, 1997 and 1996.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 11 - Regulatory Matters

     In accordance with a Stipulation of Compliance dated January 25, 1993 between the Company and the SBA, the Company has appointed an Audit and Compliance Committee, consisting of officers and directors of the Company, which is responsible for monitoring and coordinating the Company's adherence with SBA regulations.

     The Company entered into an agreement with the SBA, subject to certain regulatory limitations, on September 9, 1993. As part of the agreement, the Company agreed to limit the aggregate amount of its senior indebtedness, consisting of bank debt and the SBA debentures, to certain specific levels based upon performing assets; the Company agreed to grant the SBA a subordinate lien on the Company's assets and to have the Company's notes maintained by a separate custodian; and the Company agreed to provide periodic financial reports to the SBA on a quarterly basis.

     Effective February 21, 1997, the SBA approved the Company's election to provide nondisadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company, subject to amending the Company's certificate of incorporation to make such financings. The Company's shareholders approved the amendment to the certificate of incorporation, which amendment was filed on February 27, 1997 (see Note 1).


NOTE 12 - Fair Value of Financial Instruments

     The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments".

     The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates (see Note 3).

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 12 - Fair Value of Financial Instruments, continued

     Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago taxicab medallions (85%), an investment advisory firm (5%), a dry cleaner (4%), and Miami taxicab medallions (6%) (see Note 4).

     Debentures Payable to Small Business Administration - The fair value of debentures as of June 30, 1997 was approximately $8,650,000 and was estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see
     Note 5).

     The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:



                      ASSETS                                  LIABILITIES
     ----------------------------------------          ------------------------

     Cash                                              Notes payable, banks
     Accrued interest receivable                       Accrued interest payable
     Assets acquired in satisfaction of loans
     Receivables from debtors on sales of
     assets acquired in satisfaction of loans


NOTE 13 - Defined Contribution Plan

     On April 15, 1996 the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the years ended June 30, 1997 and 1996, contributions amounted to $58,805 and $24,551, respectively.


NOTE 14 - Litigation

     The Company is a third party defendant in a lawsuit for damage to property located in a building which was subsequently acquired by the Company in satisfaction of loans. The Company believes that it has no legal liability in this matter and that the resolution of this matter will not have a material adverse effect, if any, on the financial position of the Company. In addition, the Company believes that there is adequate insurance coverage to satisfy any judgement which may be obtained against the Company or any settlement of this lawsuit. The Company's insurance carrier is presently defending the case on behalf of the Company and the claimed damage is within the Company's insurance policy limit.